UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    November 29, 2018

PULMATRIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36199	46-1821392
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 390

Lexington, MA 02421

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 357-2333

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On November 29, 2018, Pulmatrix, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Purchaser”), pursuant to which the Company agreed to issue and sell, in a registered direct offering (the “Offering”), an aggregate of 2,400,000 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”) at an offering price of $0.32 per share for gross proceeds of $768,000 before the deduction of offering expenses. In addition, the Company sold pre-funded warrants (the “Pre-Funded Warrants”) to purchase 6,975,000 shares of Common Stock (and the shares of Common Stock issuable upon exercise of the Pre-Funded Warrants), in lieu of shares of Common Stock to prevent the Purchaser, together with its affiliates and certain related parties, from beneficially owning more than 4.99% of the Company’s Common Stock. The Pre-Funded Warrants were sold at an offering price of $0.31 per share for gross proceeds of $2,162,250 before deduction of offering expenses. The Shares and the Pre-Funded Warrants are being offered by the Company pursuant to a shelf registration statement on Form S-3 (File No. 333-212546), which was initially filed with the Securities and Exchange Commission (the “Commission”) on July 15, 2016 and was declared effective by the Commission on August 3, 2016 (the “Registration Statement”), and a related prospectus.

In a concurrent private placement (the “Private Placement”), the Company agreed to issue to the Purchaser, for each share of common stock and pre-funded warrant purchased in the Offering, a common warrant, each to purchase one share of Common Stock (the “Common Warrants”). The Common Warrants are initially exercisable six months following issuance, and terminate five and one-half years following issuance. The Common Warrants have an exercise price of $0.39 per share and are exercisable to purchase an aggregate of 9,375,000 shares of Common Stock. A holder of a Common Warrant will not have the right to exercise any portion of its warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The Common Warrants and the shares of our Common Stock issuable upon the exercise of the Common Warrants are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), are not being offered pursuant to the Registration Statement and are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. We will be required to file a registration statement on Form S-1 within 120 calendar days of the issuance of the Common Warrants to provide for the resale of the shares of Common Stock issuable upon the exercise of the Common Warrants and will be obligated to use our best efforts to cause such registration statement to be declared effective as soon as practicable thereafter. Additionally, the Company is obligated to maintain the effectiveness of such registration statement until the earliest of (i) the date on which all of the shares of commons stock issuable upon the exercise of the Common Warrants have been sold under the registration statement or Rule 144 under the Securities Act, (ii) the date on which the shares of Common Stock issuable upon the exercise of the Common Warrants may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 under the Securities Act and (iii) the termination of the Common Warrants.

The closing of the Offering and the Private Placement is subject to satisfaction of customary closing conditions set forth in the Purchase Agreement and is expected to occur on or around December 3, 2018. The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The forms of the Purchase Agreement, the Pre-Funded Warrants and the Common Warrants are filed as Exhibits 10.1, 4.1 and 4.2 to this Current Report on Form 8-K, respectively. The foregoing summaries of the terms of the Purchase

Agreement, the Pre-Funded Warrants and the Common Warrants are subject to, and qualified in their entirety by, the Purchase Agreement, the Pre-Funded Warrants and the Common Warrants, respectively, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to the Common Warrants is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On November 29, 2018, the Company issued a press release regarding the transaction described above under Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

4.2	Form of Common Warrant

5.1	Legal Opinion of Haynes and Boone, LLP

10.1	Form of Securities Purchase Agreement

99.1	Press release, dated November 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULMATRIX, INC.

Date: December 3, 2018	By:	/s/ William Duke, Jr.
William Duke, Jr. Chief Financial Officer